EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. §1350)

In connection with OFG Bancorp’s quarterly report on Form 10-Q for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ganesh Kumar, Executive Vice President and Chief Financial Officer of OFG Bancorp, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of OFG Bancorp.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 9th day of May, 2014.

By:         /s/ Ganesh Kumar

                Ganesh Kumar

Executive Vice President and Chief Financial Officer